UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2017

Conagra Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2017, the Board of Directors (the “Board”) of Conagra Brands, Inc. (the “Company”) approved certain amendments to the Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately. Among other things, the amendments:

•	Revised the Bylaws to reflect the Company’s corporate name change from ConAgra Foods, Inc. to Conagra Brands, Inc.;

•	Clarified Article II, Section 4 to address the Company’s notice requirements for meetings of stockholders that are recessed or adjourned to another place, date or time;

•	Clarified Article II, Section 8 to explicitly provide that, except as otherwise provided by applicable law, the Company’s certificate of incorporation or in a preferred stock designation, each stockholder is entitled at every meeting of stockholders to one vote for each share of stock having voting power held in the name of such stockholder on the books of the Company as of the record date for such meeting and that each person may cast votes in person or by proxy;

•	Added language to Article II, Section 10 to clarify that the existing provisions of Article II, Sections 10 and 11 are the exclusive means for a stockholder to submit business before an annual meeting of stockholders (other than proposals made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and included in the notice to stockholders of such meeting);

•	Revised Article II, Section 14 to add to the types of conduct rules for meetings of stockholders that may be prescribed by the presiding officer of such meeting;

•	Revised Article III, Section 5 to clarify means of electronic transmission of notice of meetings of the Board;

•	Revised Article III, Section 6 to clarify that participation in a meeting of the Board or committee thereof by telephone or certain other communications equipment will constitute presence in person at such a meeting; and

•	Made other immaterial conforming, clarifying or administrative language changes.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Conagra Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 23, 2017

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Conagra Brands, Inc.